                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit 10.28

  Summary of the Registrant's Compensatory Arrangements with Executive Officers


Name and Title                                                       Base Salary
--------------                                                       -----------
George Conrades                                                          $20,000
      Chairman and Chief Executive Officer
Paul Sagan                                                              $400,000
      President and CEO-Elect
Tom Leighton                                                             $20,000
      Chief Scientist
Lisa Arthur                                                             $250,000
      Chief Marketing Officer
Robert Cobuzzi                                                          $210,000
      Chief Financial Officer
Melanie Haratunian                                                      $210,000
      Vice President and General Counsel
Robert Hughes                                                           $225,000
      Executive Vice President - Global Sales and Services
Chris Schoettle                                                         $300,000
      Executive Vice President - Technology, Networks and Support